UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): February 11, 2019

TRUE NATURE HOLDING, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53601	87-0496850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1355 Peachtree Street, Suite 1150

Atlanta, GA 30309

(Address of Principal Executive Offices) (Zip Code)

(844) 383-8689
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Sale and Issuance of Bridge Notes

Power Up Financing

On February 11, 2019 (the “Power Up Issuance Date”), True Nature Holding, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “Power Up SPA”) with Power Up Lending Group Ltd., a Virginia corporation (“Power”), pursuant to which Power Up agreed to purchase a Convertible Promissory Note (the “Power Up Note”) in the aggregate principal amount of $48,000.00 (the “Power Up Loan”). On or about February 13, 2019, the Company received approximately $45,000.00 in net proceeds in exchange for the sale of the Power Up Note to Power Up.

The Power Up Note entitles Power Up to 12% interest per annum and matures on November 30, 2019. In the event the Company prepays the Power Up Note beginning on the Power Up Issuance Date through the 180th day following the Power Up Issuance Date, the Company must pay Power Up all of the outstanding principal and interest due plus a cash redemption premium ranging from 115% to 140%. After the 180th day following the Power Up Issuance Date, there is no further right of prepayment by the Company.

Power Up has no right of conversion under the Power Up Note for a period of 180 days commencing on the Power Up Issuance Date. In the event the Company has not paid the Power Up Loan in full prior to 180 days from the Power Up Issuance Date, Power Up may convert all or a portion of the outstanding principal of the Power Up Note into shares of Common Stock at a price per share equal to 55% of the lowest closing price of the Common Stock during the 25 trading day period ending on the last complete trading day prior to the date of conversion. Power Up may not convert the Power Up Note to the extent that such conversion would result in beneficial ownership by Power Up and its affiliates of more than 4.99% of the issued and outstanding Common Stock.

Crown Bridge Financing

On March 4, 2019, the Company entered into a Securities Purchase Agreement (the “Crown SPA”) with Crown Bridge Partners, LLC, a New York limited liability company (“Crown Bridge”) whereby Crown Bridge purchased from the Company, for a purchase price of $36,000 (the “Purchase Price”) (i) a Convertible Promissory Note of the Company, in the principal amount of $40,000.00 (the “Crown Note”), with an original issuance discount of $4,000; and (ii) a common stock purchase warrant for 400,000 shares of the Company’s common stock (the “Common Stock”), par value $0.01 per share with an exercise price of $0.10 per share and expiring five years from the date of issuance (the “Crown Warrant” and together with the Crown Note, the “Securities”). On March 8, 2019, the Purchase Price was paid by Crown to the Company.

The Crown Note was issued on March 4, 2019 (the “Crown Note Issuance Date”) and it is due and payable on December 4, 2019 (the “Maturity Date”). The Note entitles Crown to 12% interest per annum (the “Crown Interest Rate”). If the Company prepays the Crown Note from the date of issuance through the 180th day following the date of issuance, the Company must pay all of the principal and interest with a prepayment penalty ranging from 135% to 150%. After the 180th day following the Crown Note Issuance Date the Company shall have no further right of prepayment.

The Crown Note contains certain representations, warranties, covenants and events of default including if the Common Stock is suspended or delisted for trading on the OTCQB marketplace (the “Primary Market”), the Company’s Common Stock trades at or below a price of $0.005 as reported by the OTC Markets website, the Company loses its status as “DTC Eligible”, or is delinquent in its periodic report filings with the SEC. In the event of default, at the option of Crown Bridge, it may consider the Crown Note immediately due and payable.

Conversion of Debt Agreement with Kevin Novack

On February 14, 2019, the Company entered into a Conversion of Debt Agreement (the “Conversion of Debt Agreement”) with Mr. Kevin Novack, the holder of that certain promissory note issued by the Company on or about March 16, 2016 (the “Novack Note”). Pursuant to the Conversion of Debt Agreement, 120,000 shares of the Company’s Common Stock shall be delivered to Novack in partial satisfaction of $15,000 of the outstanding principal due under the Novack Note (the “Novack Shares”). Upon delivery of the Novack Shares, approximately $47,709 of principal and interest remain outstanding under the Novack Note.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the Crown Note, Power Up Note, Crown SPA, Power Up SPA, the Crown Warrant, and the Conversion of Debt Agreement (the “Transaction Documents”), and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the Crown Note, Power Up Note, Crown Warrant, Crown SPA, Power Up SPA, and the Conversion of Debt Agreement filed as Exhibits 4.1, 4.2, 4.3, 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information provided in Item 1.01 of this Report is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

The issuance of the Crown Note, Crown Warrant and Power Up Note (the “Securities”) as set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the Securities was based upon the following factors: (a) the issuance of the Securities was an isolated private transaction by us which did not involve a public offering; (b) there were only two recipients; (c) there were no subsequent or contemporaneous public offerings of the Securities by the Company; (d) the Securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the Securities took place directly between the individual and the Company; and (f) the recipient of the Securities is an accredited investor.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Executive Officer, Chief Revenue Officer and Director

On March 4, 2019, Mark Williams submitted to the Company’s Board of Directors (the “Board”), his resignation from his positions as Chief Executive Officer, Chief Revenue Officer and a Member of the Board with the Company, effective immediately (the “Resignation”). Mr. Williams did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company and its shareholders thank Mr. Williams for his many contributions.

Item 9.01.	Financial Statements and Exhibits.

Exhibit		Incorporated by Reference		Filed or Furnished
Number	Exhibit Description	Form	Exhibit	Filing Date	Herewith

4.1	12% Promissory Note, issued to Crown Bridge Partners, LLC on March 4, 2019				X
4.2	12% Promissory Note, issued to Power Up Lending Group Ltd. on February 11, 2019				X
4.3	Common Stock Purchase Warrant, issued to Crown Bridge Partners, LLC on March 4, 2019				X
10.1	Securities Purchase Agreement, dated March 4, 2019, by and between True Nature Holding Inc. and Crown Bridge Partners, LLC				X
10.2	Securities Purchase Agreement, dated February 11, 2019, by and between True Nature Holding Inc. and Power Up Lending Group Ltd.				X
10.4	Conversion of Debt Agreement dated February 14, 2019, by and between True Nature Holding Inc. and Kevin Novack				X

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE NATURE HOLDING INC.

Date: March 18, 2019	By:	/s/ Jim Crone
Jim Crone
President and Chief Financial Officer